UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 14, 2004
(Date of earliest event reported)

BANCWEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-7949 (Commission File Number)	99-0156159 (IRS Employer Identification No.)

999 Bishop Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 525-7000

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit
99.1	News Release dated April 14, 2004

Item 12. Results of Operations and Financial Condition.

     On April 14, 2004, BancWest Corporation (the “Company”) issued a financial information release for the quarter ended March 31, 2004. The financial information release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2004

BANCWEST CORPORATION (Registrant)

	By:	/s/ DOUGLAS C. GRIGSBY Douglas C. Grigsby Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	News Release dated April 14, 2004 with respect to the Company’s first quarter and year-to-date earnings